                                                                   EXHIBIT 10.11

                       QWEST DEDICATED HOSTING SERVICES, INTERNET MASTER SERVICE
                                              OR QWEST TOTAL ADVANTAGE AGREEMENT
                                HOSTING SERVICES-DEDICATED HOSTING, MANAGED TAPE
[QWEST LOGO]                               BACKUP AND INTERNET ACCESS ORDER FORM
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COLOCATION SERVICES
====================================================================================================================================
RACK SPACE
                                                               | Action  | Qty |  Unit NRC  |Unit MRC/Rack |  Total NRC |  Total MRC
---------------------------------------------------------------|---------|-----|------------|--------------|------------|-----------
Full Rack (includes one 110VAC, 20A power circuit, 6 shelves)  | Install |  5  |  $1,035.00 |   $719.00    |  $6,210.00 |  $4,314.00
---------------------------------------------------------------|---------|-----|------------|--------------|------------|-----------

ADDITIONAL POWER CIRCUITS
                                                                                               Unit MRC/
Description                                                    | Action  | Qty |  Unit NRC  |   Circuit    |  Total NRC |  Total MRC
---------------------------------------------------------------|---------|-----|------------|--------------|------------|-----------
110VAC, 20A                                                    | Install |  5  |  $865.00   |   $260.00    |  $4,325.00 |  $1,300.00
---------------------------------------------------------------|---------|-----|------------|--------------|------------|-----------
------------------------------------------------------------------------------------------------------------------------------------
ETHERNET PRICING TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                       | Minimum Usage  |   QTY  | Unit NRC/  |  Unit MRC/ |   Total    |  Minimum
        Level                                   Action |  (Mbps)/Port   | (Ports)|    Port    |      Mbps  |    NRC     |     MRC
--------------------------------------------|----------|----------------|--------|------------|------------|------------|-----------
100 Mbps Port - Minimum                     |  Install |      10        |    1   | $1,730.00  |   $195.00  |  $1,730.00 |  $1,950.00
--------------------------------------------|----------|----------------|--------|------------|------------|------------|-----------
                                    USAGE ABOVE MINIMUM:   3210/Mbps
------------------------------------------------------------------------------------------------------------------------------------

2. Samples are taken for both in-bound utilization as well as out-bound utilization. The higher of inbound and outbound for each 5 minute interval throughout the month will be sorted, and the 95th percentile of those items will be computed. The 95th percentile will be used as the basis for the month's bill. For each Primary Port ordered Customer shall be billed the higher of (i) the Minimum
Ethernet MRC (in the event Customer's 95th percentile usage is equal to or less than the applicable Minimum Usage) or (ii) an MRC equal to the Minimum Ethernet MRC plus an amount equal to the product of the 95th percentile usage in excess of the applicable
Minimum Usage for such month multiplied by the applicable Unit MRC.
------------------------------------------------------------------------------------------------------------------------------------
NETWORK CROSS-CONNECTS & LOA/CFA (LIMIT: 10 MAXIMUM, SEE OFFER MANAGEMENT FOR EXCEPTIONS)
--------------------------------------------------------------|-----------|-----|-----------|-------------|-------------|-----------
Description                                                   |   Action  | Qty | Unit NRC  |   Unit MRC  |   Total NRC |  Total MRC
--------------------------------------------------------------|-----------|-----|-----------|-------------|-------------|-----------
FT3 to T3 Cross Connect                                       |   Install |  2  |    N/A    |    $400.00  |      N/A    |   $800.00
------------------------------------------------------------------------------------------------------------------------------------

3. Alternate network carrier connections are allowed on an ICB basis or for services Qwest does not provide. This restriction does not apply in the Denver or Seattle locations.

ADDITIONAL SERVICES (ONE-TIME CHARGES)
------------------------------------------------------------------------------------------------------------------------------------

Description                                                                               Action    Qty    Unit    Price   Total NRC
--------------------------------------------------------------------------------------|-----------|------|-------|-------|----------
CONSULTATION FOR HOSTED SYSTEMS (Billed in 5 minute increments w/min. of 15 minutes   |           |      |       |       |
per request:  Time and Materials rate, one-instance service charge)                   |  ADD ONLY |      | hour  |  $210 | $
------------------------------------------------------------------------------------------------------------------------------------
HARDWARE INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Will other Qwest Services be ordered as part of this solution: Managed Security Services? Yes [ ] No [X]     Storage: Yes [ ] No [X]
Managed Router: Yes[ ] No[X]  Managed Firewall: Yes [ ] No[X]  Qwest Interactive: Yes[ ] No [X] Application/Database
monitoring: Yes [ ]  No[X]
------------------------------------------------------------------------------------------------------------------------------------
Hardware to be installed: (Must attach Equipment Summary Worksheet)
[ ] Qwest Purchased  [X] Customer Provided  [ ] Other Vendor Purchased (vendor name):
------------------------------------------------------------------------------------------------------------------------------------
IP ADDRESS SPACE REQUEST & JUSTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Current Internet Provider: FOCAL
-----------------------------------|-----------------------------------------------|------------------------------------------------
Initial IP Addresses needed: 8     |    Expected IP Address needed in 6 months: 8  |      Number of IP Addresses Requested: 8
-----------------------------------|-----------------------------------|-----------|------------------------------------------------
Type of Network: TCP/ip                                                |  Number of Network Devices (servers, routers, etc): 32
-----------------------------------------------------------------------|------------------------------------------------------------
In a few sentences, describe the purpose of your hosted environment (in the box below):
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Qwest shall provide IP allocations based upon review of the client's needs, as exhibited by a network diagram, and other supporting documentation as necessary, demonstrating at least 50% utilization within the first year. Allocation will be in accordance with
Qwest policy and the policies of its parent registry, the American Registry of Internet Numbers (ARIN).

------------------------------------------------------------------------------------------------------------------------------------
QWEST CONTROL (Mandatory if ordering Select Solutions Security/Intrusion Detection Services above)
------------------------------------------------------------------------------------------------------------------------------------
MFW-VPN TYPE
------------------------------------------------------------------------------------------------------------------------------------
MUST CHOOSE ONE: [ ] Production MFW-VPN    [ ] Cold Spare MFW-VPN  [ ] VRRP/High /Availability
NOTE: WHEN A VRRP PAIR IS BEING ORDERED, IT IS IMPERATIVE THAT ONE ORDER FORM BE MARKED "PRODUCTION" AND THE OTHER FORM
BE MARKED "VRRP". IF THEY ARE BOTH MARKED VRRP A QWEST CONTROL ACCOUNT CANNOT BE CREATED AND THIS WILL DELAY THE IMPLEMENTATION
PROCESS AS THE ORDER WILL NEED TO BE RE-KEYED.
------------------------------------------------------------------------------------------------------------------------------------
QWEST CONTROL, ORDER TYPE
------------------------------------------------------------------------------------------------------------------------------------
[X] Add Qwest Control Service   [ ] Cancel Qwest Control Service
------------------------------------------------------------------------------------------------------------------------------------
QWEST CONTROL - SYSTEM ADMINISTRATION INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
SA Contact Name: Ted Tvrdik                                    |     SA Phone Number: 847.640.8880
---------------------------------------------------------------|--------------------------------------------------------------------
SA Address: 25 Northwest Point                                 |     SA Phone Extension Number:
---------------------------------------------------------------|--------------------------------------------------------------------
SA Address: Suite 700                                          |     SA Fax Number: 847.640.1818
---------------------------------------------------------------|--------------------------------------------------------------------
SA City: Elk Grove Village                                     |     SA Pager Number:
---------------------------------------------------------------|--------------------------------------------------------------------
SA State: IL                                                   |     SA Pager PIN Number:
---------------------------------------------------------------|--------------------------------------------------------------------
SA Zip Code: 60007                                             |     SA Email Address: ted@lightfirst.com
---------------------------------------------------------------|--------------------------------------------------------------------
SA Country: USA                                                |     SA Cell Phone: 630.730.0318
------------------------------------------------------------------------------------------------------------------------------------
QWEST CONTROL - FEATURE PACKAGE
------------------------------------------------------------------------------------------------------------------------------------
[X] PACKAGE 1
------------------------------------------------------------------------------------------------------------------------------------
    Non-Recurring Charge (NRC): $0                              |    Monthly Recurring Charge (MRC): $0
----------------------------------------------------------------|-------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
QMR#84835                                                      Page 2 of 3                                          Lightfirst, Inc.
Contract #480061

                       QWEST DEDICATED HOSTING SERVICES, INTERNET MASTER SERVICE
                                              OR QWEST TOTAL ADVANTAGE AGREEMENT
                                HOSTING SERVICES-DEDICATED HOSTING, MANAGED TAPE
[QWEST LOGO]                               BACKUP AND INTERNET ACCESS ORDER FORM
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
QWEST CONTROL TERMS AND CONDITIONS
------------------------------------------------------------------------------------------------------------------------------------
Customer has read, understands, and agrees to all of the terms and conditions located on Qwest's web site at
http://control.qwest.com/ which are incorporated by reference herein.

Customer's Initials:   TJT
                    --------

Customer hereby agrees to the Qwest Control NRC and MRC set forth above. Customer's Initials:
                                                                                             -------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ORDER NOTES AND COMMENTS
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMITMENTS                                                                          NRC                  MRC
------------------------------------------------------------------------------------------------------------------------------------
                                                                          ADDS: |      $12,265.00        |    $8,364.00
--------------------------------------------------------------------------------|------------------------|--------------------------
                                                                 WAIVED TOTALS: |       $5,955.00        |       N/A
--------------------------------------------------------------------------------|------------------------|--------------------------
                                                             Non-Waived TOTALS: |       $6,310.00        |    $8,364.00
------------------------------------------------------------------------------------------------------------------------------------

OTHER RATES, DISCOUNTS AND TERMS AND CONDITIONS:

     1.   MINIMUM SERVICE TERM. Notwithstanding the Minimum Service Term described in Section 5 of the Dedicated Hosting Service
          Exhibit, the term for each Service ordered hereunder shall commence on the State of Service Date for the Service installed pursuant to this Order Form and shall continue for Twelve (12) calendar months from the Start of Service Date (the
          "Minimum Service Term").


     2.   CYBERCENTER(S): The pricing set forth herein shall only apply to Ethernet Connections and Hosting Services (collectively, the "Services") provisioned to Customer at Qwest's Lightfirst, Inc. Cybercenter(s) ("Customer Site"). This Agreement shall be amended in writing to include additional Qwest CyberCenters. All other services at additional Qwest facilities or
          Cybercenters shall be ordered and priced separately and shall be provided by Qwest subject to availability.

     3.   WAIVER(S): Seventy-five percent (75%) of the Hosting Rack Space and Ethernet Port NRCs specified in this Order Form above are waived provided, however, that in the event (i) the Agreement is terminated prior to completion of the then effective
          Term or (ii) any individual component subject to this waiver does not remain installed for a period of at least twelve
          (12) consecutive months ("Minimum Installation Term"), Customer shall be required, within thirty (30) days of such termination or insufficient installation, to repay (in addition to any applicable early termination fees set forth in the
          Agreement) the amount of the applicable NRC(s) waived pursuant to the Section, prorated over the number of months remaining in the respective Minimum Installation Term. The preceding waiver shall not apply to NRCs related to power, nor to third party provider or carrier services that Qwest purchases on behalf of Customer, pursuant to this Order Form.
------------------------------------------------------------------------------------------------------------------------------------
THIS AGREEMENT SHALL NOT BE BINDING UPON QWEST UNTIL COUNTERSIGNED BY A DIRECTOR OF OFFER MANAGEMENT FOR QWEST. QWEST RESERVES THE
RIGHT TO WITHDRAW THE OFFER CONTAINED HEREIN IN THE EVENT THIS AGREEMENT IS NOT EXECUTED BY CUSTOMER AND DELIVERED TO QWEST ON OR
BEFORE AUGUST 20, 2003.

CUSTOMER ACKNOWLEDGES BY THIS SIGNATURE THAT THE SIGNATORY HAS THE AUTHORITY TO REPRESENT THE COMPANY IN PLACING THIS ORDER.


CUSTOMER: LIGHTFIRST, INC.                                                      QWEST COMMUNICATIONS CORPORATION

TED TVRDIK                                                                      John David R. Robertson
-------------------------------------------                                     --------------------------------------------
Print Name of Customer                                                          Print Name of Qwest Representative


/s/ Ted Tvrdik                                                                  /s/ John David R. Robertson
-------------------------------------------                                     --------------------------------------------
Signature of Customer                                                           Signature of Qwest Representative

CHIEF INFORMATION OFFICER          7/11/03                                      DIRECTOR, IP - OFFER MANAGEMENT     7/25/03
-------------------------------------------                                     --------------------------------------------
TITLE                              DATE                                         TITLE                               DATE
















------------------------------------------------------------------------------------------------------------------------------------
QMR#84835                                                      Page 3 of 3                                          Lightfirst, Inc.
Contract #490051

                                  AMENDMENT TO
                      QWEST TOTAL ADVANTAGE(TM) AGREEMENT

THIS AMENDMENT NO. ONE (1) (this "Amendment") by and between Qwest Communications Corporation ("Qwest") and Lightfirst, Inc. ("Customer"), hereby amends the Qwest Total Advantage Agreement, Qwest Content ID: 029746 between Customer and Qwest, as may have been previously amended (the "Agreement"). Except as set forth in this Amendment, capitalized terms shall have the definitions assigned to them in the Agreement.

Qwest and Customer wish to amend the Agreement as follows:

1. HOSTING ORDER FORM. The Order Form attached hereto sets forth the mutually-agreeable changes and/or additions to Customer's existing Hosting Service as set forth in the Agreement and/or Addendum A-1 attached thereto (the "New Services"), and supplements the order form for Customer's existing Hosting Service. Except as otherwise set forth in this Amendment or the Order Form attached hereto, the term of the New Services shall be as set forth on the attached Order Form. The Order Form attached hereto shall indicate only those changes and/or additions (including any requested quantities, if applicable) to Customer's existing Hosting Services that Customer is requesting, and should not designate Customer's existing Hosting Services. For example, if Customer's existing Hosting Service consists of three (3) racks and Customer wishes to order one (1) more rack, the Order Form should indicate "1" as the quantity of racks ordered hereunder. If "not applicable," then this section of the Order Form should remain blank. The New Services set forth in the Order Form attached hereto shall be added to, and constitute a part of, the Agreement and Customer's existing Services. The New Services and the Order Form attached hereto shall be subject to all other terms and conditions of the Agreement.

2. RATES. Customer shall be obligated to pay all applicable monthly recurring charges ("MRCs") and non-recurring charges ("NRCs") as set forth in the Order Form attached hereto. The pricing for the six (6) Hosting racks in order form OMR 84835 is hereby deleted and replaced with the pricing in the attached order form OMR 87701 for a like number of racks. Customer Provided Access LOA/CFA service and charges are added per the attached order form OMR 87701, they were not included in order form OMR 84835.

3. GSP. If any Service added pursuant to this Amendment requires in Region connectivity to the global internet, Customer understands that such in Region Internet connectivity will be provided by a GSP pursuant to a separate GSP Agreement that must also be executed by Customer prior to the provision of the Service, and a separate charge for such GSP Services will appear on Customer's invoices with respect to such Services provided in Region.

4. MISCELLANEOUS. This Amendment shall be effective as of the date it is executed by Qwest after the Customer's execution (the "Amendment Effective Date") and be deemed incorporated by reference into the Agreement. All other terms and conditions in the Agreement shall remain in full force and effect and be binding upon the parties. This Amendment and the Agreement set forth the entire understanding between the parties as to the subject matter herein, and in the event there are any inconsistencies between the two documents, the terms of this Amendment shall control.

This Amendment shall not be binding upon Qwest until signed by Customer and countersigned by a Qwest Director of Offer Management. Qwest reserves the right to withdraw the offer contained herein in the event this Amendment is not executed by Customer and delivered to Qwest on or before SEPTEMBER 30, 2003.

IN WITNESS WHEREOF, an authorized representative of each Party has executed this Amendment as of the date of full execution by Qwest as set forth below.

QWEST COMMUNICATIONS CORPORATION            LIGHTFIRST, INC.


By: /s/ John David R. Robertson             By: /s/ Martin P. Gilmore
   -----------------------------------         --------------------------------

Name: John David R. Robertson               Name:  Martin Gilmore
     ---------------------------------           ------------------------------

Title: IP Product and Offer Management      Title:         CFO
      --------------------------------            -----------------------------

Date:          9/4/03                       Date:         8/28/03
     ---------------------------------            -----------------------------



August 26, 2003/OMR#87701           Page 1         (c) 2002 Qwest Communications
Amending OMR# 84835/             CONFIDENTIAL                        Corporation
Contract #490051                                                       v1.112002

                                      QWEST DEDICATED HOSTING SERVICES AGREEMENT
                                HOSTING SERVICES-DEDICATED HOSTING, MANAGED TAPE
[QWEST LOGO]                               BACKUP AND INTERNET ACCESS ORDER FORM
                                                                      EXHIBIT H2
--------------------------------------------------------------------------------
SHADED SECTIONS ARE MANDATORY FIELDS THAT MUST BE FILLED OUT FOR YOUR ORDER TO BE PROCESSED AND PROVISIONED.

Click "F1" and view the status bar for help text.
------------------------------------------------------------------------------------------------------------------------------------
ORDER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                     I-LINK DOCUMENT CONTENT ID NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
Internal Customer Order? Yes [ ] No[X]  If "Yes" PO #:      | Qwest CyberCenter Location: CHICAGO
------------------------------------------------------------|-----------------------------------------------------------------------
New Account [X]                                             | Contract Length: 12 Months
                                                            |-----------------------------------------------------------------------
EXISTING HOSTING ACCOUNT #:                                 | Customer Invoice/Discount Group ID #:
                                                            |-----------------------------------------------------------------------
Select service actions needed on this form                  | Monthly Estimated Revenue (for credit approval): 8400
(check all that apply)                                      |-----------------------------------------------------------------------
                                                            | Q. CENTRAL Sales Opportunity ID: 5080757
Install items: [X] Disconnect items [ ] Change Pricing of   |-----------------------------------------------------------------------
items: [ ] (see order line item dropdown to specify items)  | Q. CENTRAL Credit Approval ID: 1583729
                                                            |-----------------------------------------------------------------------
Full Hosting Disconnect: [ ]  Disconnect reason:            | CRN:   (This Customer Reference Number is provided when a
Records/Admin Change Click to Choose.  If "Other":          | reservation is granted for a Partner center only)
------------------------------------------------------------|-----------------------------------------------------------------------
Customer Desired Turn-Up Date: 09/20/03 (Billing will       | Promo Code:
commence on the actual turn-up date or the Customer desired |        PLEASE INDICATE PROMO CODE ON ITEM-BY-ITEM BASIS BELOW.
date, whichever is later.)                                  |
------------------------------------------------------------|-----------------------------------------------------------------------
Order Date/ Customer Signed Date:     (Date customer signed | OMR NUMBER: 87701      (mandatory for non-standard pricing)
this form.)                                                 |
------------------------------------------------------------|-----------------------------------------------------------------------
Signed By: Ted Tvrdik (Customer employee name)              | Comments:
------------------------------------------------------------------------------------------------------------------------------------
Number of Servers/Devices to be installed: (Not for billing, must enter quantity, must match item quantity on Equipment Summary
Worksheet and Network diagram.)
Basic: 37 Server Monitoring:     Enhanced:    Premium:      Perf 99.5:      Perf 99.95:    Managed:     Managed Switch/Router.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Qwest Total Advantage (QTA) Contract Information
------------------------------------------------------------------------------------------------------------------------------------
QTA Term & Revenue Commitment                          | Product Code: QTA Monthly-Q.ADVAN_M   if other:            Note: if Qwest
Contract: Qwest Total Advantage  If other, specify:    | Total Advantage (QTA). Select the corresponding QTA Revenue Commitment
                                                       | Milestone.
-------------------------------------------------------|----------------------------------------------------------------------------
QTA CONTRACT SIGNED DATE:                              | QTA Contract Signed By: (Customer Name) Ted Tvrdik
------------------------------------------------------------------------------------------------------------------------------------
CONTRACT CODE #: 490051  Note: If a Contributory or Recipient Qwest Total Advantage service, enter appropriate QTA contract code.
If stand-alone service, enter the product-specific contract code.
------------------------------------------------------------------------------------------------------------------------------------
CUSTOMER EXISTING DISCOUNT GROUP ID#         Note: A New Discount Group ID and a Master Contract Account are required with New
Qwest Total Advantage Contracts.  If this is a new QTA contract.  Submit the Master Contract Account and Discount Group ID Request
Form at the following URL: http://ilink.lci.com/intradoc/groups/public/documents/tormtemplate/005727.doc
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PRIMARY CUSTOMER CONTACT                                          CUSTOMER BILLING ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
Company Name: LIGHTFIRST, INC.                                   | Name: Accounts Payable
-----------------------------------------------------------------|------------------------------------------------------------------
Customer Contact Name: Ted Tvrdik                                | Address: 25 Northwest Point, Suite 700
-----------------------------------------------------------------|------------------------------------------------------------------
Address: 25 NORTHWEST POINT, SUITE 700                           | City: Elk Grove Village
-----------------------------------------------------------------|------------------------------------------------------------------
City: ELK GROVE VILLAGE                                          | State: Illinois                    | Zip: 60007
-----------------------------------------------------------------|------------------------------------------------------------------
State: ILLINOIS                    | Zip: 60007                  | Phone Number: 847-640-8880
-----------------------------------|-----------------------------|------------------------------------------------------------------
Phone #: 847-640-8880              | Fax #: 847-640-1818         | Fax: 847-640-1818
-----------------------------------------------------------------|------------------------------------------------------------------
User access password (optional):                                 |
------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CONTACT                          TECHNICAL CONTACT (PRIMARY)         TECHNICAL CONTACT (SECONDARY)
------------------------------------------------------------------------------------------------------------------------------------
Name:  Marty Gilmore                           | Name:  Ted Tvrdik                 | Name:
-----------------------------------------------|-----------------------------------|------------------------------------------------
Phone: 847-640-8880                            | Phone: 847-640-8880               | Phone:
-----------------------------------------------|-----------------------------------|------------------------------------------------
Pager:                                         | Pager:                            | Pager:
-----------------------------------------------|-----------------------------------|------------------------------------------------
Cell Phone:                                    | Cell Phone:                       | Cell Phone:
-----------------------------------------------|-----------------------------------|------------------------------------------------
Email: martin.gilmore@lightfirst.com           | Email: ted@lightfirst.com         | Email:
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
QWEST SALES REPRESENTATIVE INFORMATION                         PARTNER/AFFILIATE/RESELLER NAME:
------------------------------------------------------------------------------------------------------------------------------------
Sales Rep Name: MICHAEL LURI                   | Sales Channel ID: NBA KEY          | Partner Rep Name: DON JAWORSKI
-----------------------------------------------|------------------------------------|-----------------------------------------------
Sales Rep ID: 70AD                             | Sales Group ID: GMGLCH12           | Partner Rep ID: X75C
-----------------------------------------------|------------------------------------|-----------------------------------------------
Sales Rep Phone #: 847-318-4008                | Comment:                           | Partner Rep Phone #: 773-525-5290
-----------------------------------------------|                                    |-----------------------------------------------
Sales Rep Email: michael.lur@qwest.com         |                                    | Partner Rep E-mail: donj@linksourcegroup.com
-----------------------------------------------|                                    |-----------------------------------------------
Sales Manager Name: DAVID HACKETT              |                                    | Partner Group ID:
-----------------------------------------------|------------------------------------|-----------------------------------------------
QIS Sales Representative Information (Order contact if different from or in addition to Sales Rep Information)
------------------------------------------------------------------------------------------------------------------------------------
Name:  DAN MCCLINTOCK                                                    | E-mail: daniel.mcclintock@qwest.com
-----------------------------------------------|-------------------------|----------------------------------------------------------
Phone #: 847-318-4085                                                    | Cell Phone: 312-519-1500
-----------------------------------------------|-------------------------|----------------------------------------------------------
ACCOUNT CONSULTANT/RESPONSIBLE INDIVIDUAL (Order contact if different from or in addition to Sales Rep Information)
------------------------------------------------------------------------------------------------------------------------------------
Name:                                          | Phone #:                           | E-mail:
-----------------------------------------------|------------------------------------|-----------------------------------------------
QWEST ENGINEERING CONTACT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                    SE/PE                                                          SME
------------------------------------------------------------------------------------------------------------------------------------
Name:  Anish Patel                                                        | Name:
--------------------------------------------------------------------------|---------------------------------------------------------
Phone:  847-318-4063                                                      | Phone:
--------------------------------------------------------------------------|---------------------------------------------------------
Pager:                                                                    | Pager:
--------------------------------------------------------------------------|---------------------------------------------------------
Cell Phone: 708-203-6515                                                  | Cell Phone:
--------------------------------------------------------------------------|---------------------------------------------------------
Fax: 847-318-4044                                                         | Fax:
------------------------------------------------------------------------------------------------------------------------------------
E-mail: anish.patel@qwest.com                                             | E-mail:
------------------------------------------------------------------------------------------------------------------------------------

August 26, 2003/OMR#87701                                         Page 2                   (c) 2002 Qwest Communications Corporation
Amending OMR# 84835/Contract #490051                           CONFIDENTIAL                                                v1-112002

                                      QWEST DEDICATED HOSTING SERVICES AGREEMENT
                                HOSTING SERVICES-DEDICATED HOSTING, MANAGED TAPE
[QWEST LOGO]                               BACKUP AND INTERNET ACCESS ORDER FORM
                                                                      EXHIBIT H2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COLOCATION SERVICES
====================================================================================================================================
RACK SPACE
                                                          |      Action  | Qty |  Unit NRC  |  Unit MRC    |  Total NRC |  Total MRC
----------------------------------------------------------|--------------|-----|------------|--------------|------------|-----------
Full Rack (includes one 110VAC, 20A power circuit,        |    Change    |     |            |              |            |
 6 shelves)                                               | Pricing from |     |            |              |            |
                                                          | $719 MRC per |  5  |  $1,035.00 |   $469.00    |  $6,210.00 | $2,814.00
                                                          | Rack to $469 |     |            |              |            |
                                                          | MRC per Rack |     |            |              |            |
----------------------------------------------------------|--------------|-----|------------|--------------|------------|-----------

NETWORK CROSS-CONNECTS & LOA/CFA(6) (LIMIT: 10 MAXIMUM, SEE OFFER MANAGEMENT FOR EXCEPTIONS)
------------------------------------------------------------------------------------------------------------------------------------
Description                                                     | Action  | Qty | Unit NRC  |   Unit MRC   |  Total NRC | Total MRC
----------------------------------------------------------|-----|---------|-----|-----------|--------------|------------|-----------
LOA/CFA, Customer Provided Access (must order             |DS-3 | Install |  2  |    N/A    |    $750.00   |     N/A    | $1,500.00
necessary Cross Connect also)                             |     |         |     |           |              |            |
----------------------------------------------------------|-----|---------|-----|-----------|--------------|------------|-----------

3. Alternate network carrier connections are allowed on an ICB basic or for services Qwest does not provide. This restriction does not apply in the Denver or Seattle locations.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ORDER NOTES AND COMMENTS
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMITMENTS                                                                          NRC                  MRC
------------------------------------------------------------------------------------------------------------------------------------
                                                                          ADDS: |          N/A           |    $1,500.00
--------------------------------------------------------------------------------|------------------------|--------------------------
                                                                CHANGE PRICING: |       $6,210.00        |    $2,814.00
--------------------------------------------------------------------------------|------------------------|--------------------------
                                                                 WAIVED TOTALS: |       $4,657.50        |
--------------------------------------------------------------------------------|------------------------|--------------------------
                                                             Non-Waived TOTALS: |       $1,552.50        |    $4,314.00
------------------------------------------------------------------------------------------------------------------------------------

OTHER RATES, DISCOUNTS AND TERMS AND CONDITIONS:

     1.   MINIMUM SERVICE TERM. Notwithstanding the Minimum Service Term described in Section 5 of the Exhibit H, the term for each
          Service ordered hereunder shall commence on the Start of Service Date for the Service installed pursuant to this Exhibit H and shall continue for Twelve (12) calendar months from the Start of Service Date (the "Minimum Service Term").

     2.   CYBERCENTER(S): The pricing set forth herein shall only apply to Ethernet Connections and Hosting Services (collectively, the "Services") provisioned to Customer at Qwest's CHICAGO Cybercenter(s) ("Customer Site"). This Agreement shall be amended in writing to include additional Qwest CyberCenters. All other services at additional Qwest facilities or
          Cybercenters shall be ordered and priced separately and shall be provided by Qwest subject to availability.

     3.   WAIVER(S): Seventy-five percent (75%) of the Hosting Rack Space NRCs specified in this Order Form above are waived provided, however, that in the event (i) the Agreement is terminated prior to completion of the then-effective Term or
          (ii) any individual component subject to this waiver does not remain installed for a period of at least twelve (12)
          consecutive months ("Minimum Installation Term"), Customer shall be required, within thirty (30) days of such termination or insufficient installation, to repay (in addition to any applicable early termination fees set froth in the Agreement)
          the amount of the applicable NRC(s) waived pursuant to the Section, prorated over the number of months remaining in the respective Minimum Installation Term. The preceding waiver shall not apply to NRCs related to power, nor to third party provider or carrier services that Qwest purchases on behalf of Customer, pursuant to this Order Form.
------------------------------------------------------------------------------------------------------------------------------------
THIS AGREEMENT SHALL NOT BE BINDING UPON QWEST UNTIL COUNTERSIGNED BY A DIRECTOR OF OFFER MANAGEMENT FOR QWEST. QWEST RESERVES THE
RIGHT TO WITHDRAW THE OFFER CONTAINED HEREIN IN THE EVENT THIS AGREEMENT IS NOT EXECUTED BY CUSTOMER AND DELIVERED TO QWEST ON OR
BEFORE SEPTEMBER 30, 2003.

CUSTOMER ACKNOWLEDGES BY THIS SIGNATURE THAT THE SIGNATORY HAS THE AUTHORITY TO REPRESENT THE COMPANY IN PLACING THIS ORDER.


CUSTOMER: LIGHTFIRST, INC.                                                      QWEST COMMUNICATIONS CORPORATION

Martin P. Gilmore                                                               John David R. Robertson
-------------------------------------------                                     --------------------------------------------
Print Name of Customer                                                          Print Name of Qwest Representative


/s/ Martin P. Gilmore                                                           /s/ John David R. Robertson
-------------------------------------------                                     --------------------------------------------
Signature of Customer                                                           Signature of Qwest Representative

         CFO                       8/28/03                                      IP Product and Offer Management   9/4/03
-------------------------------------------                                     --------------------------------------------
Title                              Date                                         Title                               Date


August 26, 2003/OMR#87701                                         Page 3                   (c) 2002 Qwest Communications Corporation
Amending OMR# 84835/Contract #490051                           CONFIDENTIAL                                                v1-112002